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                                                                  EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Harte Hank, Inc.:


         We consent to the use of our reports incorporated herein by reference.



                                                           /s/  KPMG LLP
                                                           -------------------


San Antonio, Texas
July 13, 2000